Exhibit 77(q)(1)(a)(5)

                             ING SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

                        Effective Date: December 31, 2004

      ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation desires to, and does hereby, amend its charter (the "Charter") as currently in effect.

      SECOND: The following Series is hereby dissolved: ING Classic Principal Protection Fund II.

      THIRD: The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

            Sixth: Of the 16,000,000,000 Shares which the Corporation has authority to issue, 14,400,000,000 Shares have been and are hereby designated and classified into the following series (each a "Series") and classes of series (each a "Class"):

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                                                     Name of Class         Number of
            Name of Series                             of Series        Shares Allocated
            --------------                             ---------        ----------------
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ING Aeltus Money Market Fund                            Class A          1,000,000,000
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                                                        Class B          1,000,000,000
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                                                        Class C          1,000,000,000
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                                                        Class I          1,000,000,000
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                                                        Class O          1,000,000,000
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ING Balanced Fund                                       Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                     Name of Class         Number of
            Name of Series                             of Series        Shares Allocated
            --------------                             ---------        ----------------
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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ING Classic Principal Protection Fund III               Class A            100,000,000
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                                                        Class B            100,000,000
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ING Classic Principal Protection Fund IV                Class A            100,000,000
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                                                        Class B            100,000,000
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ING Equity Income Fund                                  Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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ING Global Science and Technology Fund                  Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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ING Government Fund                                     Class A            100,000,000
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                                                        Class B            100,000,000
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                                                     Name of Class         Number of
            Name of Series                             of Series        Shares Allocated
            --------------                             ---------        ----------------
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                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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ING Growth Fund                                         Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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ING Index Plus LargeCap Fund                            Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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                                                        Class R            100,000,000
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ING Index Plus MidCap Fund                              Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                     Name of Class         Number of
            Name of Series                             of Series        Shares Allocated
            --------------                             ---------        ----------------
-------------------------------------------------------------------------------------------
                                                        Class O            100,000,000
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                                                        Class R            100,000,000
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ING Index Plus Protection Fund                          Class A            100,000,000
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                                                        Class B            100,000,000
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ING Index Plus SmallCap Fund                            Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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                                                        Class R            100,000,000
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ING International Growth Fund                           Class A            200,000,000
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                                                        Class B            200,000,000
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                                                        Class C            200,000,000
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                                                        Class I            200,000,000
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                                                        Class O            200,000,000
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ING Small Company Fund                                  Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                     Name of Class         Number of
            Name of Series                             of Series        Shares Allocated
            --------------                             ---------        ----------------
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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ING Strategic Allocation Balanced Fund                  Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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ING Strategic Allocation Growth Fund                    Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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ING Strategic Allocation Income Fund                    Class A            100,000,000
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                                                        Class B            100,000,000
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                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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ING Value Opportunity Fund                              Class A            100,000,000
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                                                        Class B            100,000,000
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                                                     Name of Class         Number of
            Name of Series                             of Series        Shares Allocated
            --------------                             ---------        ----------------
-------------------------------------------------------------------------------------------
                                                        Class C            100,000,000
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                                                        Class I            100,000,000
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                                                        Class O            100,000,000
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Brokerage Cash Reserves                                                  1,000,000,000
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      FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by ss. 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

      FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

      SIXTH: The undersigned Executive Vice President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states to the best of his knowledge, information, and belief that the matters and facts set forth in these Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

      IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its Executive Vice President and attested to by its Secretary on December 31, 2004.

WITNESS:                                ING Series Fund, Inc.


/s/ Theresa K. Kelety                   /s/ Michael J. Roland
-----------------------------           -----------------------------
Name: Theresa K. Kelety                 Name: Michael J. Roland
Title: Secretary                        Title: Executive Vic President and
                                               Chief Financial Officer